UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 8, 2025

Poseida Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39376	47-2846548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9390 Towne Centre Drive, Suite 200
San Diego, California 92121
(Address of Principal Executive Office) (Zip Code)

Registrant’s telephone number, including area code: (858) 779-3100

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PSTX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by Poseida Therapeutics, Inc., a Delaware corporation (the “Company”) on November 26, 2024, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of November 25, 2024, with Roche Holdings, Inc., a Delaware corporation (“Parent”) and Blue Giant Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”). Pursuant to the Merger Agreement, on December 9, 2024, Merger Sub commenced a tender offer to acquire all of the issued and outstanding shares (the “Shares”) of common stock, par value $0.0001 per share (the “Company Common Stock”), of the Company, for (i) $9.00 per Share, in cash, without interest (the “Cash Amount”) less any applicable withholding taxes, plus (ii) one non-transferable contingent value right (each, a “CVR”) per Share, representing the right to receive certain contingent payments of up to an aggregate amount of $4.00 per Share, in cash, without interest less any applicable withholding taxes, upon the achievement of certain specified milestones on or prior to the applicable milestone outside dates in accordance with the terms and conditions set forth in the contingent value rights agreement (the “CVR Agreement”) entered into with Computershare Inc., a Delaware corporation (“Computershare”) and Computershare Trust Company, N.A., a federally chartered trust company (together with Computershare, the “Rights Agent”) (the Cash Amount plus one CVR, collectively, the “Offer Consideration”), upon the terms and subject to the conditions set forth in the Offer to Purchase, dated December 9, 2024 (together with any amendments or supplements thereto, the “Offer to Purchase”) and in the related Letter of Transmittal (together with any amendments or supplements thereto, the “Letter of Transmittal” and the Offer to Purchase and the Letter of Transmittal, collectively, the “Offer”). The Offer to Purchase and the Letter of Transmittal were filed as Exhibit (a)(1)(A) and Exhibit (a)(1)(B), respectively, to the Tender Offer Statement on Schedule TO originally filed with the SEC by Merger Sub and Parent on December 9, 2024.

Item 1.02.	Termination of a Material Definitive Agreement.

The information contained in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

On January 8, 2025, in connection with the Merger (as defined below), the Company, as borrower, terminated, and Parent paid or caused to be paid, on behalf of the Company, all amounts necessary to pay and fully discharge the then-outstanding obligations of the Company under, the Loan and Security Agreement, dated as of February 22, 2022, by and among the Company, Oxford Finance LLC, as the collateral agent (the “Collateral Agent”), the lenders from time to time party thereto and Vindico NanoBioTechnology, LLC (“Vindico”), as amended by the Consent and First Amendment to the Loan and Security Agreement, dated as of July 19, 2023, by and among the Company, the Collateral Agent, the Lenders and Vindico (the “First Amendment”). The Company previously filed the Loan Agreement as Exhibit 10.23 to its Annual Report on Form 10-K for the year ended December 31, 2021, filed with the SEC on March 10, 2022, and the First Amendment as Exhibit 10.1 to its Quarterly Report on Form 10-Q for the quarter ended June 30, 2023, filed with the SEC on August 8, 2023.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information contained in the Introductory Note and Items 1.02, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

The Offer and withdrawal rights expired as scheduled at one minute following 11:59 p.m., New York City Time, on January 7, 2025 (such date and time, the “Expiration Time”). According to Citibank, N.A., the depositary for the Offer (the “Depositary”), 64,991,586 Shares were validly tendered (excluding any Shares tendered pursuant to guaranteed delivery procedures that had not yet been “received”) and not validly withdrawn, representing approximately 66.11% of the issued and outstanding Shares as of the time Merger Sub accepted such tendered Shares for payment (the “Acceptance Time”). In addition, according to the Depositary, Notices of Guaranteed Delivery were delivered for 7,873,717 Shares, representing approximately 8.01% of the issued and outstanding Shares as of the Acceptance Time. As of the Expiration Time, a sufficient number of Shares were validly tendered and not validly withdrawn such that the minimum tender condition to the Offer was satisfied. As a result of the satisfaction of the foregoing condition and of each other condition to the Offer, Parent and Merger Sub irrevocably accepted for payment, on January 8, 2025, all Shares that were validly tendered and not validly withdrawn pursuant to the Offer.

Also on January 8, 2025, following consummation of the Offer, Merger Sub merged with and into the Company, with the Company being the surviving corporation (the “Merger”). The Merger was governed by Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with no vote of the stockholders of the Company required to consummate the Merger. Upon completion of the Merger, the Company became a wholly owned subsidiary of Parent.

At the effective time of the Merger (the “Effective Time”) and pursuant to the terms and conditions of the Merger Agreement, each Share (other than (i) Shares held by the Company (or held in the Company’s treasury), (ii) Shares held by Parent, Merger Sub or any other subsidiary of Parent, (iii) Shares irrevocably accepted to be acquired in the Offer and (iv) Shares held by stockholders of the Company who properly exercised and perfected their statutory rights of appraisal under the DGCL) was automatically canceled and converted into the right to receive the Offer Consideration, payable to the holder thereof on the terms and subject to the conditions set forth in the Merger Agreement.

As of immediately prior to and conditioned upon the occurrence of the Effective Time, pursuant to the Merger Agreement, each outstanding restricted stock unit (each, a “Company RSU”) became fully vested and was cancelled and converted into the right to receive (a) an amount in cash (without interest and subject to deduction for any required withholding tax) equal to the product of (1) the Cash Amount multiplied by (2) the number of Shares subject to such Company RSU and (b) one CVR in respect of each Share subject to such Company RSU.

As of immediately prior to and conditioned upon the occurrence of the Effective Time, pursuant to the Merger Agreement, each outstanding option to purchase Shares (each, an “Option”) became fully vested and exercisable, and to the extent not exercised prior to the Effective Time, was cancelled and converted into the right to receive (a) an amount in cash (without interest and subject to deduction for any required withholding tax) equal to the product of (1) the excess, if any, of the Cash Amount over the exercise price per share of each such Option multiplied by (2) the number of Shares underlying such Option immediately prior to the Effective Time and (b) one CVR in respect of each Share underlying such Option (clauses (a) and (b) collectively, the “Option Consideration”); provided, however, that if the exercise price per Share of any Option was equal to or greater than the Cash Amount, but less than $13.00 (any such option, an “Underwater Option”), such Underwater Option was not entitled to any payment of the Cash Amount in respect thereof and was cancelled and converted into the right to receive the CVR included in the Option Consideration with respect to each Share underlying such Underwater Option, and therefore became entitled to receive, without interest, at each time a milestone payment becomes due and payable under the terms of the CVR Agreement, an amount in cash equal to the product of (a) the total number of Shares underlying such Underwater Option, multiplied by (b) the amount, if any, by which (1) the Cash Amount plus the amount of such milestone payment per Share plus the amount of any other milestone payments per Share that previously became due and payable under the terms of the CVR Agreement exceeds (2) the exercise price per Share with respect to such Underwater Option plus the Milestone Payment Amounts (as such term is defined in the CVR Agreement), if any, previously paid pursuant to the CVR Agreement in respect of each CVR granted in respect of such Underwater Option. Any Option with an exercise price that was equal to or greater than $13.00, was cancelled immediately prior to the Effective Time without any payment being made in respect thereof.

The warrants to purchase shares of Company Common Stock (the “Company Warrants”) were exercised as of immediately prior to the Acceptance Time, contingent upon the occurrence of the Acceptance Time, and the Shares underlying such exercised Company Warrants were treated in the same manner as each Share outstanding immediately prior to the Effective Time.

The foregoing summary of the Offer, the Merger, the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed hereto as Exhibit 2.1 and which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information contained in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the closing of the Merger, the Company (i) notified The Nasdaq Global Select Market (“Nasdaq”) that the Merger was consummated and (ii) requested that Nasdaq (A) halt trading of and delist the Shares effective before the opening of trading on January 8, 2025, and (B) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company also intends to file with the SEC a Certification and Notice of Termination of Registration on Form 15 under the Exchange Act, requesting the termination of registration of the Shares under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act as promptly as practicable.

Item 3.03.	Material Modification to Rights of Security Holders.

The information contained in the Introductory Note and Items 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information contained in the Introductory Note and Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of Merger Sub’s acceptance for payment of all Shares that were validly tendered and not properly withdrawn in accordance with the terms of the Offer, on January 8, 2025, a change of control of the Company occurred. As a result of the consummation of the Merger pursuant to Section 251(h) of the DGCL at the Effective Time, the Company became a wholly owned subsidiary of Parent. Parent is providing Merger Sub with the necessary funds to fund the Offer and Merger from its cash on hand, as previously disclosed in “The Offer — Section 10 — Source and Amount of Funds” of the Offer to Purchase, which section is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information contained in the Introductory Note and Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

In accordance with the terms of the Merger Agreement, effective as of the Effective Time, (i) the directors of Merger Sub as of immediately prior to the Effective Time, Sean A. Johnston and Roger Brown, became the directors of the Company until the earlier of their resignation or removal or until their respective successors are duly designated, as the case may be, and each of Rafael Amado, Charles Baum, Cynthia Collins, Luke Corning, Mark Gergen, Marcea Lloyd, John Schmid and Kristin Yarema voluntarily resigned as directors of the Company and from all committees of the board of directors of the Company on which such directors served, and (ii) the officers of Merger Sub as of immediately prior to the Effective Time became the officers of the Company.

Information with respect to the new officers and directors of the Company is set forth in Schedule I to the Offer to Purchase, a copy of which is attached as Exhibit (a)(1)(A) to the Schedule TO filed by Parent and Merger Sub on December 9, 2024.

On January 7, 2024, the Company entered into a separation agreement with Mark Gergen, pursuant to which Mark Gergen resigned as an officer and separated from employment with the Company effective as of immediately following the Effective Time, and became entitled to severance benefits in accordance with his existing Amended and Restated Participation Agreement, dated as of February 1, 2022, under the Company’s Severance and Change in Control Plan, the terms of which were previously disclosed in the Current Report on Form 8-K filed with the SEC by the Company on February 1, 2022.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation and bylaws were amended and restated in their entirety in the forms filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description

2.1*	Agreement and Plan of Merger, dated as of November 25, 2024, by and among Poseida Therapeutics, Inc., Roche Holdings, Inc. and Blue Giant Acquisition, Corp. (incorporated by reference to Exhibit 2.1 to Poseida Therapeutics, Inc.’s Current Report on Form 8-K (No. 001-39376), filed with the Securities and Exchange Commission on November 26, 2024).

3.1	Amended and Restated Certificate of Incorporation of Poseida Therapeutics, Inc.

3.2	Amended and Restated Bylaws of Poseida Therapeutics, Inc.

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

*

Certain exhibits and schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon request; provided, however, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Exchange Act for any schedule so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Poseida Therapeutics, Inc.

Date: January 8, 2025	By:	/s/ Harry J. Leonhardt, Esq.
	Name:	Harry J. Leonhardt, Esq.
	Title:	General Counsel, Chief Compliance Officer & Corporate Secretary